Exhibit 99.1 – July 19, 2007 Press Release

Timberline Completes Acquisition of Conglomerate Mesa Project

         *  District-Scale "Carlin-Style" Gold Target Presents

               a Premier American Exploration Opportunity

          *  Surface Channel Sample by BHP Returned 40 Ft of

             0.37 Oz/Ton Gold (within 140 Ft of 0.12 Oz/Ton)

         *  Formerly Producing Santa Rosa Silver-Lead-Zinc Mine

                        Included in Acquisition

COEUR D'ALENE, Idaho, July 19, 2007 (PRIME NEWSWIRE) -- Timberline Resources Corporation (OTCBB:TBLC) today announced the finalization of a Lease / Option to Purchase Agreement for the Conglomerate Mesa Project in Inyo County, California. The project hosts structurally and stratigraphically controlled, sediment-hosted gold mineralization similar to the "Carlin-type" deposits of north-central Nevada.

Since signing the Memorandum of Understanding (MOU) on the project last September, Timberline has expanded its land position at Conglomerate Mesa to 325 unpatented lode claims, covering more than 10 square-miles. The original property includes several mineralized gold zones identified by prior operators (Newmont and BHP-Billiton). The expanded property also includes the historic Santa Rosa Mine, a silver-lead-zinc occurrence which had limited production by several operators including Anaconda Copper.

Since signing the MOU, Timberline has also completed extensive data compilation and submitted a Plan of Operation to the Bureau of Land Management (BLM) and to Inyo County. The Plan will allow the reopening of an access road along with an initial 7-hole drill program to evaluate several areas of strong geochemistry. Timberline has also retained Klepfer Mining Services to perform the environmental and permitting services necessary to advance the project.

Timberline's V.P. of Exploration, Paul Dircksen stated, "We are extremely pleased to finalize our acquisition of Conglomerate Mesa which, we believe, represents one of the premier gold exploration projects remaining within the Great Basin province of the western United States. The host rock lithology, alteration, geochemistry, and controls of mineralization bear striking similarities to well-documented Carlin-style gold mineralization and demonstrate excellent potential for a multi-million ounce gold discovery. With the Agreement now finalized, we are eager to proceed with exploration and drilling."

Conglomerate Mesa was originally explored by Newmont while it was within the Cerro Gordo Wilderness Study Area (WSA). An initial 22-hole (10,360 feet) reconnaissance drill program focused primarily on just one of the property's mineralized zones ("Resource Area") outlining a mineralized resource estimate pre-dating (and not compliant with) NI 43-101 standards totaling 175,000 ounces of gold contained in 3-million tons grading 0.06 ounces per ton (oz/t). Highlights from the Newmont drill program include the following:

      Resource Area  CGL-01  5 ft of 0.24 oz/t gold

                     CGL-02  20 ft of 0.08 oz/t gold

                     CGL-03  45 ft of 0.07 oz/t gold

                     CGL-04  20 ft of 0.08 oz/t gold

                     CGL-12  45 ft of 0.04 oz/t gold

                     CGL-19  20 ft of 0.09 oz/t gold

 South Drainage Area CGL-16  35 ft of 0.05 oz/t gold

Newmont withdrew from Conglomerate Mesa in 1993. Federal agencies dropped the property's WSA status the following year because it did not meet the necessary criteria for inclusion in a Wilderness Area and, in doing so, removed significant impediments to its future development.

In late-1995, BHP-Billiton acquired Conglomerate Mesa and identified a much larger hydrothermal gold system with excellent bulk-mineable potential. The property's core area was explored that year, with eight target zones identified by soil geochemistry and surface road cut channel sampling which returned the following highlights:

  Dragonfly Area       40 ft of 0.37 oz/t gold

                        (within 140 ft of 0.12 oz/t gold)

                       7 ft of 0.25 oz/t gold

                       15 ft of 0.11 oz/t gold

 Middle CMFS Area      10 ft of 0.03 oz/t gold

 Resource Area         40 ft of 0.15 oz/t gold

 East Area             5 ft of 0.10 oz/t gold

                       15 ft of 0.21 oz/t gold

 South Drainage Area   6 ft of 0.12 oz/t gold

                       20 ft of 0.04 oz/t gold

In 1997, BHP conducted a widely-spaced, 10-hole (8,060 feet) reconnaissance drill program at Conglomerate Mesa which included the following highlights:

 Dragonfly Area   CM97-3   20 ft of 0.06 oz/t gold

                  CM97-4   30 ft of 0.10 oz/t gold

                           40 ft of 0.11 oz/t gold

                           30 ft of 0.05 oz/t gold

                  CM97-5   40 ft of 0.04 oz/t gold

 Middle CMFS Area CM97-6   35 ft of 0.04 oz/t gold

 Resource Area    CM97-9   35 ft of 0.03 oz/t gold

BHP subsequently made a corporate decision to terminate all of its worldwide gold exploration activities and dropped the property.

Timberline, as part of due diligence efforts at Conglomerate Mesa, collected rock chip samples from three of the known mineralized zones, returning the following results:

 Dragonfly Area    Cgl06-01  0.35 oz/t gold

                   Cgl06-02  0.07 oz/t gold

                   Cgl06-03  0.45 oz/t gold

 Resource Area     Cgl06-04  0.14 oz/t gold

 East Area         Cgl06-05  0.52 oz/t gold

Despite excellent surface gold grades encountered by Newmont, BHP, and Timberline, the Conglomerate Mesa property did not see historic mining because the sediment-hosted gold particles are micron-sized and therefore could not be panned by prospectors. This same style of mineralization is present at deposits within Nevada's Carlin and Battle Mountain / Eureka trends, which were also not historically mined, and which did not develop into world-class mining camps until the 1970s.

Mr. Dircksen concluded, "The two prior drill programs at Conglomerate Mesa totaled 31 completed holes over a 5 square-mile area. Newmont completed 21 (of 22) holes and intersected significant mineralization in 15 of them. BHP intersected multiple intervals of significant mineralization in all 10 of their holes, with 4 or more such intervals in 7 of the holes. Given their largely-reconnaissance nature, the outstanding success of these early-stage drill programs suggests the potential for a massive, district-scale gold system at Conglomerate Mesa."

Results from all prior drilling at Conglomerate Mesa are included in the following tables.

 Resource Area - Previous Drill Results

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  Operator   Drill Hole From       To         Length     Gold

                        (ft)       (ft)       (ft)       (oz/t)

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  Newmont    CGL-1      25         30         5          0.240

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                        95         105        10         0.072

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             CGL-2      200        215        15         0.044

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                        265        275        10         0.030

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                        320        340        20         0.079

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                        370        380        10         0.047

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             CGL-3      130        175        45         0.073

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             CGL-4      85         105        20         0.077

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             CGL-5      75         80         5          0.033

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                        105        115        10         0.126

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             CGL-6      315        335        20         0.026

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                        350        355        5          0.027

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                        370        375        5          0.038

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                        395        420        25         0.020

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             CGL-12     500        510        10         0.062

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                        535        540        5          0.025

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                        665        670        5          0.031

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                        690        735        45         0.037

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             CGL-13     405        410        5          0.024

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                        435        440        5          0.028

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                        455        460        5          0.021

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             CGL-17     490        495        5          0.021

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                        610        620        10         0.014

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             CGL-19     85         110        25         0.024

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                        245        265        20         0.090

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             CGL-20     145        155        10         0.016

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                        260        270        10         0.024

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  BHP        CM97-8     165        175        10         0.028

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                        190        195        5          0.043

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                        245        250        5          0.010

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             CM97-9     230        235        5          0.024

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                        410        445        35         0.027

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             CM97-10    520        530        10         0.064

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                        670        675        5          0.064

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                        755        760        5          0.074

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                        880        900        20         0.018

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 East Area - Previous Drill Results

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  Operator   Drill Hole From       To         Length     Gold

                        (ft)       (ft)       (ft)       (oz/t)

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  Newmont    CGL-7      30         35         5          0.043

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             CGL-8      170        185        15         0.053

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             CGL-9              No significant results

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             CGL-10             No significant results

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             CGL-11             No significant results

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 Middle CMFS Area - Previous Drill Results

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  Operator   Drill Hole From       To         Length     Gold

                        (ft)       (ft)       (ft)       (oz/t)

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  Newmont    CGL-14     610        620        10         0.016

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             CGL-21           No significant results

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             CGL-22           No significant results

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  BHP        CM97-6     155        160        5          0.018

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                        560        565        5          0.024

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                        1050       1085       35         0.038

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                        1130       1140       10         0.084

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             CM97-7     15         25         10         0.022

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                        980        985        5          0.062

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                        1010       1020       10         0.043

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 South Drainage Area - Previous Drill Results

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  Operator   Drill Hole From       To         Length     Gold

                        (ft)       (ft)       (ft)       (oz/t)

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  Newmont    CGL-16     15         30         15         0.036

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                        135        170        35         0.046

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             CGL-18              No significant results

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 Dragonfly Area - Previous Drill Results

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  Operator   Drill Hole From       To         Length     Gold

                        (ft)       (ft)       (ft)       (oz/t)

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  BHP        CM97-1     25         35         10         0.018

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                        280        290        10         0.019

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                        335        345        10         0.029

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                        465        475        10         0.012

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             CM97-2     140        150        10         0.014

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                        210        215        5          0.016

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                        340        345        5          0.067

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                        440        450        10         0.026

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             CM97-3     5          15         10         0.044

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                        30         40         10         0.028

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                        50         65         15         0.033

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                        75         85         10         0.016

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                        155        175        20         0.058

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                        370        380        10         0.011

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                        525        565        40         0.012

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             CM97-4     20         35         15         0.029

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                        50         80         30         0.101

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                        140        180        40         0.110

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                        290        320        30         0.045

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                        380        390        10         0.009

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                        530        540        10         0.012

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             CM97-5     0          15         15         0.038

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                        395        405        10         0.014

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                        480        520        40         0.043

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                        570        575        5          0.039

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                        655        660        5          0.041

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The Agreement provides Timberline the right to purchase a 100-percent interest in the Project, subject to a 4-percent NSR production royalty of which 1-percent may be purchased for $1-million. In the first year of the Agreement, Timberline is obligated to make an option payment of $75,000 and 100,000 shares of its common stock to the property owners, along with a commitment to $100,000 in exploration expenditures. The option payment will continue at $75,000 for 2008, and then increase by $25,000 per year annually to a cap of $250,000. Annual share payments and work commitments will remain fixed at 100,000 and $100,000, respectively.

This press release has been reviewed and approved by Paul Dircksen, a Qualified Person as defined by NI 43-101.

Timberline Resources Corporation is a unique, growth-oriented company that combines positive cash flow from its ownership of Kettle Drilling, Inc. with "blue sky" upside from its mineral exploration division. Timberline common stock is quoted on the OTC Bulletin Board under the symbol "TBLC."

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Annual Report on Form 10-KSB, as amended, for the year ended September 30, 2006. Except as required by the Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect.

CONTACT: Timberline Resources Corporation

         John Swallow, Chairman & CEO

         (208) 664-4859

         www.timberline-resources.com